UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2005

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)

(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS.

     On March 28, 2005, Symantec Corporation issued a press release announcing that its board of directors had authorized an increase in the Company’s stock repurchase program. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

     The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated March 28, 2005 regarding stock repurchase program.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005	SYMANTEC CORPORATION

	By:	/s/ Arthur F. Courville

Arthur F. Courville
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated March 28, 2005 regarding stock repurchase program.